EXHIBIT 99.1
An Innovative Combination

Forward-looking Statement 2 This presentation contains forward-looking statements concerning future events and performance of our Company. These statements can be identified by words or phrases such as, “believe,” “expect,” “will,” and “may”. Readers are cautioned in placing reliance on these forward looking statements because they are only statements of our current expectations based on assumptions and actual results may be different. Many known and unknown risks and uncertainties could cause our actual results to differ materially from those indicated in these forward-looking statements. There can be no assurance that any additional Phase III trial for Zenvia will be successful, that any new doses of Zenvia will be safe and effective, that the U.S. Food and Drug Administration (FDA) will approve Zenvia for any indication or that the Company will be able to secure additional worldwide intellectual property protection for its Zenvia patent portfolio. There can be no assurances that Zenvia clinical development programs for indications other than pseudobulbar affect will move forward without additional capital or partnerships. There can also be no assurance that the proceeds from the Company’s recently completed offering of common stock and warrants will be sufficient to fund our clinical trials to completion as expected or to fund operations through the expected timing of an approval decision from the FDA. Other risks and uncertainties are set forth in, and forward-looking statements in this presentation should be reviewed in conjunction with, the Company’s most recent Annual Report on Form 10-K, subsequently quarterly reports on Form 10-Q and other publicly available information regarding the Company, copies of which are available from the Company upon request. The Company disclaims any intent to update these forward-looking statements.

Investment Highlights 3 • Phase III asset (Zenvia™) with demonstrated efficacy in two neurologic disease states: — Pseudobulbar affect (PBA) — Diabetic peripheral neuropathic (DPN) pain • Sufficient capital to fund operations through expected timing of FDA approval decision (PBA) • Potential value creating milestones over next 12 — 18 months

An Innovative Combination

Zenvia: An Innovative Combination

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- Therapeutically active ingredient dextromethorphan (DM)
  - NMDA receptor antagonist
  - Sigma-1 receptor agonist

  } Modulates glutamate neurotransmission


AVN

- Low dose quinidine (Q)
  - DM alone insufficient to reach plasma levels for CNS effect
  - Q inhibits rapid first pass metabolism of DM via CYP2D6 pathway to increase bioavailability at neuronal targets

AVANIR pharmaceuticals

Q Increases DM Availability 6 Pharmacokinetics of DM 500 452 · DM is rapidly metabolized (ng/mL) 400 when administered alone 300 25-fold increase • Addition of Q (10 mg) inhibits 200 AUC of DM the rapid breakdown of DM 100 52 18 0 30 mg DM 60 mg DM Zenvia™ 30/10 mg * Pope LE, et al. Journal of Clinical Pharmacology. 2004;44:1132-1142. 30mg DM and Zenvia 30/10 AUCs 0-8 hrs; 60mg DM AUC 0-12 hrs.

PBA Overview Targeted to be First Therapy for an Underserved Patient Population

Pseudobulbar Affect (PBA) 8 • Neurologic disorder causing sudden, unpredictable emotional outbursts — Crying, laughing or other emotional displays • Estimated to affect greater than 1.8 million in U.S.* — Occurs in patients with underlying ALS, Alzheimer’s dementia, MS, stroke, traumatic brain injury and other neurologic conditions • Debilitating to many patients in social settings — Adds to caregiver burden • No approved therapies for PBA, no direct competition * Source: Poster P01.090: “Involuntary Emotional Expression Disorder (PBA) Prevalence and Treatment” presented at American Academy of Neurology May 1, 2007

Zenvia Development History in PBA 9 Zenvia 30/30 mg (DM/Q) trials • Two Phase III randomized, double blind, controlled studies completed to date — 140 ALS patients with PBA*; 150 MS patients with PBA** — Met primary and secondary endpoints • (p<0.001 for primary endpoints) — Most common A/Es were nausea and dizziness — Discontinuation rates due to A/Es of 14% (MS study) and 24% (ALS study) • Open label extension safety study — 321 patients completed >6 month of treatment — 234 patients completed 1 year treatment * Brooks BR, et al. Neurology. 2004; 63: 1364-1370 ** Panitch HS, et al. Ann Neurol. 2006; 59: 780-787

Significant Reduction in PBA Episodes 10 MS Study — Reduction in PBA Episodes 20 † 18 per week 16 14 episodes 12 10 8 P<.001 for 6 all weekly time points 4 vs. placebo Mean PBA 2 0 Baseline Week 3 Week 6 Week 9 Week 12 Placebo Zenvia™ 30/30 mg † Based on Day 1 diary entries, Data on file: Avanir

Improvements in Patient Reported Measures 11 PBA Episode-Free Days: Quality of Life Improvement: MS Study ALS Study 100 30 * * 80 (VAS) 20 -free days 60 p<0.001 versus placebo in QoL Episode p<0.002 versus Q, p<0.001 versus DM Change 40 10% % 20 0 0 Q 30 mg DM 30 mg Zenvia 30/30 mg Placebo Zenvia 30/30 mg • Patients reported 94% episode-free days • Patients on Zenvia reported a 24% on average with Zenvia improvement in quality of life over 28 days Pannitch et. al. Annals of Neurology. 2006;59:780-787. Brooks et al. Neurology. 2004;63:1364-1370.

Zenvia for PBA: Regulatory Status 12 • Received FDA “Approvable Letter” in October 2006 containing questions regarding safety of Zenvia 30/30 mg dose, which principally focused on: — Cardiovascular (CV) risk — Adverse events in vulnerable populations (e.g. potential for respiratory depression or falls in ALS patients) • In response to FDA concerns, reformulated lower dose Zenvia (30/10 mg) · Agreed with FDA to conduct a single confirmatory Phase III study to address issues outlined in Approvable Letter • Pharmacokinetic model predicts — Improved CV risk profile due to 66% lower Q dose — Continued significant efficacy despite lower DM exposure

PK Model — Cardiovascular Safety 13 • Relationship between quinidine dose and QTc interval is believed to be linear even at very low doses — QTc-prolongation (msec) = Intercept + Slope * Q Inputs Model Outputs Avanir Thorough QTc Study: QTc changes for 60/60 mg and 30/30 mg Zenvia doses Expected Formula in Mean QTc Holford Data: QTc changes at very low doses of quinidine[1] [1] Holford, NG, Coates, PE, Guentert, TW, et al. The Effect of Quinidine and its Metabolites on the Electrocardiogram and Systolic Time Intervals: Concentration- Effect Relationships. Br. J. Pharmacol. (1981), 11, 187-195.

PK Model — Predicted QTc Change 14 Mean Change in QTcF* Model Predicts 25 • Mean steady state (msec)) 20 concentration of quinidine reduced by 66% Interval 15 12 • Mean QTcF change for in QTc 10 quinidine 10 mg dose below Change 6.2 5 msec threshold of concern 5 2.3 to FDA** 0 Zenvia™ 60/60 mg Zenvia™ 30/30 mg Zenvia™ 30/10 mg * Values for Q 60 mg and Q 30 mg doses from Avanir Population PK Study 04-AVR-117, value for Q 10 mg dose from Avanir PK model, data on file ** FDA Center for Drug Evaluation and Research, “Guidance for Industry: Clinical Evaluation of QT / QTc Interval Prolongation and Proarrhythmic Potential for Non-Antiarrhythmic Drugs”, Oct. 2005

PK Model - Efficacy

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- **Relationship between DM concentration and crying/laughing episode rates**
  - L/C per day = Exp (0.4152 – 0.0075*(DMss – Min))


Inputs
Model
Outputs
Phase III Clinical Data – ALS* and MS** Studies: Change in PBA episodes vs. DM steady state concentration
n=290
Formal PK Study*** (2000): DM steady state concentration for DM/Q 30/10 mg dose1
n=7
Regression Analysis
Expected Δ in PBA Episodes for 30/10 mg Dose

* Brooks BR, *et al*. Neurology. 2004; 63: 1364-1370
** Panitch HS, *et al*. Ann Neurol. 2006; 59: 780-787
*** Pope LE, *et al*. Journal of Clinical Pharmacology. 2004;44:1132-1142.

PK Model — Predicted Efficacy Average daily incidence of laughing and crying episodes by the average steady-state concentration of DM Expected 25% decrease in efficacy

PK Model — Predicted Efficacy Model Predicts • Continued significant efficacy — Approximate 25% efficacy reduction relative to Zenvia 30/30 mg dose due to decrease in DM † 12 concentration † Based on AVR-106 day 1 diary entries, Data on file: Avanir † Based on predictive PK/PD models

STAR Trial Design

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Populations

- MS (n=120)
- ALS (n=180)

Primary Endpoint

- Crying / Laughing Rates

Secondary Endpoints

- CNS-LS score
- SF-36 Health Status
- Neuropsychiatric Inventory
- Beck Depression Inventory
- Caregiver Strain Index
- Pain (MS patients only)

Additional Information

- Conducted under SPA
- ~ 50 sites
- At least 90% power to detect 36% reduction beyond placebo


Blinded Phase
12 Weeks
OLE Phase
12 Weeks
Randomized
n = ~300
n = 100
Zenvia 20/10 mg BID
n = 100
Zenvia 30/10 mg BID
n = 100
Placebo BID

*The **S**afety, **T**olerability **A**nd Efficacy **R**esults of AVP-923 in PBA

AVANIR pharmaceuticals

Next Steps: Zenvia in PBA 19 • Preclinical work expected to be completed 2H 2008 · Projected STAR trial milestones — Full patient enrollment — 1H 2009 — Top line data availability — 2H of 2009 • Complete Response to FDA Approvable Letter — Targeted for the 1H 2010

DPN Pain A Large, Rapidly Growing Market

Diabetic Peripheral Neuropathic (DPN) Pain 21 • Damaged nerves cause CNS sensitivity — Symptoms: • Tingling, burning or prickling sensation • Sharp pains or cramps, sensitivity to touch — Affects ~3.5 million in U.S.* — Half of patients receive partial / no benefit from current treatments — If approved, Zenvia would be the first dual-action glutamate inhibitor to market * Source: American Diabetes Association

DPN Pain Phase III Trial Design

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Main Inclusion Criteria

- Diabetes Mellitus
- Symmetric pain of diabetic neuropathy for previous 3 months
- Pain Intensity Rating Scale at Baseline ≥ 2 (5-point scale)

Primary Endpoint

- Pain Rating Scale

Secondary Endpoints

- Present Pain Intensity Scale
- Activity Rating Scale
- Sleep Rating Scale
- Pain Intensity Rating Scale
- Pain Relief Rating Scale
- Peripheral Neuropathy QOL

Additional Information

- Conducted under SPA


3 Month Double Blinded Treatment
Randomized
n = 379
n = 131
Zenvia 45/30 mg BID
n = 125
Zenvia 30/30 mg BID
n = 123
Placebo BID

AVANIR pharmaceuticals

Efficacy Endpoints

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Scale	Description	P-Value (DMQ45 / DMQ30)
Pain Rating Scale	Rate pain over past 12 hours	$p < 0.0001$ $p < 0.0001$
Present Pain Intensity Scale	Describes patient's present pain intensity	$p < 0.0001$ $p = 0.0002$
Activity Rating Scale	Describes how pain interfered with patient's general activity during the last 24 hours	$p < 0.0001$ $p < 0.0001$
Sleep Rating Scale	Describes how pain interfered with patient's sleep during the last 24 hours	$p < 0.0001$ $p = 0.0001$
Pain Intensity Rating Scale	Amount of pain experienced in patient's lower extremities within previous 24 hours	$p = 0.029$ p = n / s
Pain Relief Rating Scale	Amount of pain relief in patient's lower extremities relative to end of washout	$p < 0.0002$ $p = 0.0083$
Peripheral Neuropathy QoL Instrument	Incorporates SF-36 plus additional relevant peripheral neuropathy questions	$p = 0.05$ $p = 0.08$

AVANIR pharmaceuticals

Change in Pain Rating 24 Daily mean Pain Rating Scale scores Percent improvement from baseline in from the patients’ daily diaries averaged Pain Rating Scale score * * *p<0.0001 for both comparisons *p<0.0001 vs. placebo for overall treatment effects * Source: Poster 1497: “Efficacy and Safety of Dextromethorphan/Quinidine in Treating Painful Diabetic Peripheral Neuropathy: Results of a Phase III, Double-Blind, Randomized, Placebo-Controlled Trial”, International Conference on Neuropathic Pain, Berlin, Germany, June 8, 2007

Additional Measures of Efficacy 25 Activity Rating Scale Sleep Rating Scale (lower scores indicate less interference with daily (lower scores indicate less sleep interference) activities due to pain) * Source: Poster 1498: “Improved Patient-Centered Outcomes With Dextromethorphan/Quinidine vs. Placebo in a Phase III, Double-Blind, Randomized, Placebo-Controlled Trial Investigating Painful Diabetic Peripheral Neuropathy”, International Conference on Neuropathic Pain, Berlin, Germany, June 8, 2007

Formal PK Study Design

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Objective

- Assess alternative formulations of Zenvia with lower-doses of quinidine intended to deliver similar efficacy and improved safety/tolerability versus formulations previously tested in Phase III DPN pain trial

Population

- Healthy subjects

PK Parameters

- AUC, Cmax, Tmax

Safety Monitoring

- Vital signs, laboratory parameters, ECGs, physical examination, adverse events


8 Day Dosing Period
Randomized
n = ~ 80
n = 14
Zenvia 45/30 mg BID
n = 14
Zenvia 30/10 mg BID
n = 14
Zenvia 30/10 mg TID
n = 14
Zenvia 60/15 mg QD
n = 14
Zenvia 60/15 mg BID
n = 10
Placebo*

* Note: 16 subjects randomized to each dosage cohort with 14 subjects receiving DM/Q and 2 subjects receiving placebo.

AVANIR pharmaceuticals

Formal PK Study: Outcome 27 • Achieved objective and identified two dosing regimens for next Phase III DPN pain study protocol* — 30/10 mg TID • Dextromethorphan PK profile between previously studied DPN pain doses† • Improved adverse event profile and reduced quinidine exposure — 30/10 mg BID • Potentially efficacious based upon QD titration dose response; efficacy was observed in the first week of DPN pain Phase III study • Improved adverse event profile and reduced quinidine exposure * Dosing levels and frequencies may be subject to change based on discussions with FDA † 45/30 mg dose from formal PK study and projected 30/30 mg

Formal PK Study: Cardiovascular Safety 28 ECG Evaluation • No clinically meaningful changes in Mean, Min and Max QTcF Values (msec) cardiac repolarization DM/Q Dosing Day 1, Hour 0 Day 1, Hour 3* Day 8, Hour 3* Regimen (baseline) — No subject in the study exceeded 45/30 mg BID 392.9 398.7 405.6 QTcF > 480 msec (n = 14) (352,427) (376,424) (380,450) — No absolute changes > 60 msec 60/15 mg BID 393.4 400.5 399.1 (n = 14) (349,423) (355,444) (363,429) — No reported arrhythmias 60/15 mg QD 394.9 395.9 398.5 — No reported Torsades de Pointes (n = 13) (353,410) (365, 422) (366,444) 30/10 mg TID 388.1 393.9 396.3 • No new QTc safety signals (n = 14) (353,434) (363,423) (368,416) 30/10 mg BID 395 398.6 397.9 reported (n = 14) (348,418) (355,420) (357,427) 403.1 411.7 404.3 — Two subjects discontinued due to pre- Placebo (n = 10) (378,421) (384,455) (365,438) existing cardiovascular abnormalities * Note: Mean QTcF values represent ECG readings at time of peak quinidine concentration rather than mean of all ECG readings taken over 24 hour period

Formal PK Study: Adverse Events 29 Most Frequently Reported Adverse Events* • Incidence of reported AEs Percent of Subjects Reporting (At Least Once) associated with higher peak DM/Q Dosing Dizziness Headache Nausea Diarrhea Somnolence Regimen concentrations of DM or DX 45/30 mg BID 64% 43% 36% 29% 21% (n = 14) • Most common AEs were dizziness, 60/15 mg BID 71% 43% 50% 7% 64% headache, nausea, diarrhea and (n = 14) 60/15 mg QD somnolence 54% 38% 38% 15% 54% (n = 13) 30/10 mg TID — Generally mild to moderate 43% 29% 43% 21% 29% (n = 14) — Decreased over time 30/10 mg BID 21% 7% 14% 21% 29% (n = 14) • No serious adverse events reported Placebo 10% 20% 20% 20% 20% (n = 10) • Overall safety similar to that observed previously * Baseline to Day 8

Zenvia DPN Pain Program: Next Steps 30 • Incorporate formal PK study data into Zenvia patent portfolio • Submit Phase III protocol to FDA under SPA process by year end 2008 • Evaluate strategic options for funding further development in DPN pain — Capital raise — Strategic partnerships

Avanir Resources &Projected Milestones

Financial Resources 32 • Sufficiently capitalized to fund operations through completion of Zenvia clinical development in PBA and projected FDA approval decision date — Raised $40 M via registered direct offering on April 4, 2008 — Cash balance of $60 M as of May 12, 2008 • Blue chip investors participated in April 2008 financing • Targeting FY 2008 net cash burn of $23 to $25 M

Projected Zenvia Milestones 33 • CY 2007 ; Received SPA for PBA development program ; Initiated formal PK study for DPN pain ; Enrolled first patient in PBA clinical study ; Received patent grant notification from the European Patent Office • CY 2008 ; Announce top-line results of the formal PK study for DPN pain Issuance of new European patent for Zenvia (PBA and DPN pain) Complete pre-clinical work requested in the approvable letter Submit study protocol for next Phase III DPN pain trial to FDA • CY 2009 STAR Trial enrollment complete STAR Trial top-line data

Avanir Summary 34 • Promising Phase III drug candidate Zenvia™ — Proven efficacy in 2 large market indications • Capitalized through expected timing of Zenvia approval decision for PBA • Series of potential value creating milestones over next 12 — 18 months • Growth stock with attractive valuation